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                                                                   EXHIBIT 10.69

                FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

            THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment") dated as of February 27, 2003, is made by and among P & L Receivables Company, LLC, as seller (the "Seller"), Peabody Energy Corporation, as initial Servicer (the "Servicer"), Big Sky Coal Company, Caballo Coal Company, Eastern Associated Coal Corp., Peabody Coal Sales Company, Peabody Coal Company, Peabody Western Coal Company, Powder River Coal Company, Peabody Holding Company, Inc., Peabody Coaltrade, Inc., as Sub-Servicers, Market Street Funding Corporation, as Issuer (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the "Administrator").

                                   WITNESSETH:

            WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of February 20, 2002, by and among the Seller, the Servicer, the Sub-Servicers, the Issuer, and the Administrator (the "Receivables Purchase Agreement"), and desire to amend the terms thereof as set forth herein.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.    Definitions.

            Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement as amended by this Amendment.

2.    Amendments to Receivables Purchase Agreement.

            (a) Exhibit I, Definition of Special Obligor. The definition of Special Obligor set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

      ""Special Obligor" means each of the Navajo Project and the Mohave Project (each, a "Project"), for so long as, with respect to each Project, (a) the agreement among the project participants requires that upon the default of any participant, the non-defaulting participants are required to cure any such default, and (b) Peabody represents and warrants that, to its knowledge, the statement set forth in subsection (a) above is true, complete and correct. Each Project shall be deemed to be a "Special Group A Obligor" hereunder for so long as such Project has at least one project participant with the rating of a Group A Obligor; each Project shall be deemed to be a "Special Group B Obligor" hereunder for so long as such Project has at least one project participant with the rating of a Group B Obligor (but no project participants with the rating of a Group A Obligor); each Project shall be deemed to be a "Special Group C Obligor" hereunder for so long as such Project has at least one project participant with the rating of a Group C Obligor (but no project participants with the rating of a Group A Obligor or a Group B Obligor); and each

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Project shall be deemed to be a "Special Group D Obligor" hereunder for so long as such Project has no project participants with the rating of a Group A Obligor, a Group B Obligor or a Group C Obligor."

            (b) Exhibit III, Subsection 2(p). A new Subsection 2(p) is hereby added to Exhibit III of the Receivables Purchase Agreement as follows:

                  "(p) The agreement among the project participants of the Navajo Project requires that upon the default of any participant, the non-defaulting participants are required to cure any such default."

            (c) Exhibit IV, Subsection 2(k). Subsection 2(k) of Exhibit IV of the Receivables Purchase Agreement is hereby amended and restated as follows:

                  "(k) Mohave Project and Navajo Project. Peabody shall notify the Administrator if (1) a Responsible Officer of Peabody obtains actual knowledge that the documents and agreements governing the Mohave Project are amended in any manner which would cause the representations and warranties set forth in Section 2(o) to be incorrect or untrue in any respect, or (2) a Responsible Officer of Peabody obtains actual knowledge that the documents and agreements governing the Navajo Project are amended in any manner which would cause the representations and warranties set forth in Section 2(p) to be incorrect or untrue in any respect."

3. Representations and Warranties. Each of the Seller, the Servicer, and the Sub-Servicers hereby represents and warrants to the Issuer and Administrator as follows:

            A. The representations and warranties of the Seller, the Servicer, and the Sub-Servicers contained in the Receivables Purchase Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Seller, the Servicer, and the Sub-Servicers on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

            B. Each of the Seller, the Servicer, and the Sub-Servicers is in compliance with all terms, conditions, provisions, and covenants contained in the Receivables Purchase Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon any of the Seller, the Servicer, and the Sub-Servicers or any of their property; and, no Unmatured Termination Event or Termination Event has occurred and is continuing or would result from the making of this Amendment.

4. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

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      A.    Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, the Servicer and the Sub-Servicers all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

      B. No Default. As of the date hereof, no Unmatured Termination Event or Termination Event has occurred and is continuing and each of the Seller, the Servicer, and the Sub-Servicers by executing this Amendment confirms the same and also confirms the accuracy of the representations and warranties in Section 3 above.

5. Amendment. The Receivables Purchase Agreement referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Each of the Seller, the Servicer, and the Sub-Servicers reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller, the Servicer, and the Sub-Servicers confirms that all such documents have remained in full force and effect since the date of their execution.

7. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by Issuer of any Termination Event under the Receivables Purchase Agreement, or of any event which with the passage of time or the giving of notice or both would constitute a Termination Event.

9. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to its conflict of laws principles.

10. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 4 of this Amendment.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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                  [SIGNATURE PAGE 1 OF 6 TO FIRST AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                                       P & L RECEIVABLES COMPANY, LLC
                                       as Seller

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       PEABODY ENERGY CORPORATION,
                                       as initial Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

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                  [SIGNATURE PAGE 2 OF 6 TO FIRST AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT]

                                       BIG SKY COAL COMPANY,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       CABALLO COAL COMPANY,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       EASTERN ASSOCIATED COAL CORP.,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       PEABODY COAL SALES COMPANY,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

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                  [SIGNATURE PAGE 3 OF 6 TO FIRST AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT]

                                       PEABODY COAL COMPANY,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       PEABODY WESTERN COAL COMPANY,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       POWDER RIVER COAL COMPANY,
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

                                       PEABODY HOLDING COMPANY, INC.
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

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                  [SIGNATURE PAGE 4 OF 6 TO FIRST AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT]

                                       PEABODY COALTRADE, INC.
                                       as Sub-Servicer

                                       By: /s/ Steven F. Schaab
                                           -----------------------
                                           Name: Steven F. Schaab
                                           Title: Vice President

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                  [SIGNATURE PAGE 5 OF 6 TO FIRST AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT]

                                       MARKET STREET FUNDING CORPORATION,
                                       as Issuer

                                       By: /s/ Evelyn Echevarria
                                           -----------------------
                                           Name: Evelyn Echevarria
                                           Title: Vice President

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                  [SIGNATURE PAGE 6 OF 6 TO FIRST AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT]

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as Administrator

                                       By: /s/ John Smathers
                                           -----------------------
                                           Name: John Smathers
                                           Title: Vice President